December 31, 2007

Dear valued customer:

The past year has produced a unique investment environment, perhaps one of the most unusual in your lifetime.  While the stock markets achieved all time highs, gold and oil prices soared while interest rates remained low.  Now may be a good time to visit your registered representative to be sure your portfolio is properly diversified considering the market volatility we have experienced so far this year.

Inside this book you will find annual reports dated December 31, 2007 for the 41 investment subaccounts available through your Kansas City Life Century II variable contract.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at http://www.kclife.com/.

For more than 112 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman

Kansas City Life's Century II Variable Product Series is distributed through Sunset Financial Services, Inc.,

3520 Broadway, Kansas City, MO 64111, (816) 753-7000, Member FINRA/SIPC.